UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006

______________________________

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21911	73-1565725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

4322 South 49th West Avenue
Tulsa, Oklahoma	74107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Consulting Agreement

On February 16, 2006, Syntroleum Corporation (the “Company”) and TI Capital Management (“Consultant”) entered into an amendment (the “Amendment”) to a Letter Agreement dated October 3, 2003, as amended, pursuant to which the Company has agreed to pay Mr. Ziad Ghandour, principal of Consultant and a director of the Company, in connection with the closing of a financing with a group of entities for the construction, ownership and operation of a GTL Mobile Unit or a GTL Fixed Unit an amount equal to 1.5% of total equity and debt financing provided by parties other than the Company for each of the first two GTL Units (whether Mobile or Fixed) in which Syntroleum has an equity ownership; provided that under no circumstances will the cumulative amount of the two payments exceed $50,000,000.00.

For purposes of the foregoing, GTL Mobile Unit shall mean a barge or floating, production, storage and offtake vessel having Fischer-Tropsch gas to liquids conversion capability. For purposes of the foregoing, GTL Fixed Unit shall mean a land based or platform based facility having Fischer-Tropsch gas to liquids conversion capability the financing of which is with entities introduced by Mr. Ghandour to the Company, entities with whom Mr. Ghandour has a business relationship, or entities in which Mr. Ghandour develops a business relationship at the request of the Company. If there is a change of control of the Company prior to the closing of the financing of the first GTL Unit (whether Mobile or Fixed) Mr. Ghandour will have the option to terminate the payment set out in the Amendment and receive in lieu thereof a lump sum payment of $2,000,000. If there is a change of control of the Company during the two year period following the closing of the financing of the first GTL Unit (whether Mobile or Fixed) and before the closing of the financing of the second GTL Unit, Mr. Ghandour will have the option to terminate the payment set out in the Amendment and receive in lieu thereof a lump sum payment of $10,000,000.

The term of the Amendment will continue until December 31, 2010; provided that the Company and the Consultant may extend the term of the Amendment by mutual agreement.

A copy of the Amendment is attached to this report as Exhibit 10.1 and is incorporated by reference herein.
Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed herewith:

10.1  Amendment No. 5 dated as of February 13, 2006 to Letter Agreement dated October 3, 2003 between Syntroleum Corporation and TI Capital Management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2006
SYNTROLEUM CORPORATION

	By:	/s/ Greg G. Jenkins
Greg G. Jenkins
Executive Vice President of Finance & Business
Development and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Amendment No. 5 dated as of February 13, 2006 to Letter Agreement dated October 3, 2003 between Syntroleum Corporation and TI Capital Management.